Exhibit 10.7

DOCUMENT PREPARED BY AND
WHEN RECORDED RETURN TO
Glast, Phillips & Murray, P.C.
13355 Noel Road, Suite 2200
One Galleria Tower
Dallas, Texas  75240
Attn:  Donald O. Walsh


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                 CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING



This Deed of Trust is a Security Agreement and Financing Statement under Article
9  of  the  Uniform   Commercial  Code,  with   Grantor/Trustor  as  Debtor  and
Grantee/Beneficiary as Secured Party

THIS CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING ("Deed of Trust") is made as of April 4, 2006, by and among:

Grantor/Borrower:             Mark Potter
                              408 Hall Street
                              Conroe, Texas 77301
                              Donald O. Walsh

Grantee/Trustee:              Glast, Phillips & Murray, P.C.
                              13355 Noel Road, Suite 2200
                              One Galleria Tower
                              Dallas, Texas  75240

Grantee/Beneficiary:          Klinger Advanced Aesthetics, Inc.
                              501 Merritt 7, 5th Floor
                              Norwalk, CT  06851

NOTICE TO RECORDER: THIS DOCUMENT CONTAINS A FIXTURE FILING AND SHOULD BE FILED AND INDEXED IN THE REAL ESTATE RECORDS NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FIXTURE FILING.

Grantor/Trustor is also referred to herein as "Borrower" and Grantee/Beneficiary as "Lender"

THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS AND PROVISIONS LIMITING THE BENEFICIARY'S LIABILITY FOR NEGLIGENCE


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                 CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING

         THIS CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (this "Deed of Trust") is executed effective as of April _____, 2006, by Mark Potter (hereinafter referred to whether one or more as "Borrower" or "Grantor"), whose address for notice hereunder is 408 Hall Street, Conroe, Texas 77301, to Donald O. Walsh ("Trustee"), for the benefit of Klinger Advanced Aesthetics, Inc. ("Beneficiary"), whose address for notice hereunder is 501 Merritt 7, 5th Floor, Norwork, Connecticut, Attention: Wade Haddad.

                                   DEFINITIONS

         As used herein, the following terms shall have the following meanings:

                  "Financial Statements": The balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, and other financial information of Grantor, Guarantor or Tenants, heretofore furnished to Beneficiary or required to be furnished to Beneficiary under the terms of this Deed of Trust or any other of the Loan Documents from time to time, which statements shall be prepared in such scope, detail and form as shall be reasonably acceptable to Beneficiary, and shall be certified by such parties, and annual unaudited balance sheets for the Guarantor.

                  "Governmental  Authority":  The  United  States,  the State of
         Texas, the County of Montgomery, the City of Conroe, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor, the Mortgaged Property or the Improvements.

                   "Indebtedness": The sum of all principal, interest and all other amounts evidenced by, due under or secured by the Loan Documents, together with all other amounts advanced to pay all or any portion of any indebtedness now or hereafter secured by the Property, it being contemplated that Grantor may become further indebted to Beneficiary in the future, and that Beneficiary may make further advances to or for the benefit or account of Grantor that will be secured by this Deed of Trust.

                  "Loan": The Loan made to Grantor by Beneficiary as evidenced and secured by the Loan Documents.

                  "Loan Documents": (a) the Promissory Note of even date herewith, executed by Grantor, payable to the order of Beneficiary, in the stated principal amount Six Hundred Fifty Thousand and No/100 Dollars ($650,000.00), (b) this

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         Deed of Trust,  (c) all other  documents  now or hereafter  executed by
         Grantor, or any other person or entity, to evidence, secure or guaranty the payment of all or any portion of the Indebtedness or the performance of all or any portion of the Obligations or otherwise executed in connection with the Note or this Deed of Trust, and (d) all modifications, restatements, extensions, renewals and replacements of the foregoing.

                  "Mortgaged Property":  (a) the real property more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with any greater estate therein as hereafter may be acquired by Grantor (the "Land"), (b) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"), (c) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor which are now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities on the Land whether or not situated in easements (the "Fixtures"), (d) all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs (the "Personalty"), (e) all reserves, escrows or impounds required under this Deed of Trust and all deposit accounts maintained by Grantor with respect to the Mortgaged Property, (f) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (g) all leases, subleases, licenses, concessions, occupancy agreements, rental contracts, or other agreements (written or oral) now or hereafter existing relating to the use or occupancy of all or any part of the Mortgaged Property, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof (whether before or after the filing by or against Grantor of any petition of relief under 11 U.S.C. ss. 101 et seq., as same may be amended from time to time (the "Bankruptcy Code")) and all related security and other deposits (the "Leases") and all of Grantor's claims and rights (the


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         "Bankruptcy  Claims")  to the  payment  of  damages  arising  from  any rejection by a Tenant of any Lease under the Bankruptcy Code, (h) all of the rents, revenues, issues, income, proceeds, profits, and all other payments of any kind under the Leases for using, leasing,
         licensing,   possessing,   operating  from,  residing  in,  selling  or
         otherwise enjoying the Mortgaged Property whether paid or accruing before or after the filing by or against Grantor of any petition for
         relief  under  the  Bankruptcy  Code  (the  "Rents"),   (i)  all  other
         agreements,  such as construction  contracts,  architects'  agreements,
         engineers'  contracts,   utility  contracts,   maintenance  agreements,
         property   management   agreements,   franchise   agreements,   service
         contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Property Agreements"), (j) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (k) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (1) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, (m) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, (n) all trade names, trademarks, service marks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Mortgaged Property; and (o) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

                  "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor or any other person or entity to Beneficiary or others as set forth in the Loan Documents.

                  "Permitted Encumbrances": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust which is accepted by Beneficiary, together with the liens and security interests in favor of Beneficiary created by the Loan Documents, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affect the value of the Mortgaged Property, impair the use or operations of the Mortgaged Property or impair Grantor's ability to pay its obligations in a timely manner.

                  "State":  The State of Texas.

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                  "Tenants":  All tenants under the Leases, if any.

                  "UCC": The Uniform Commercial Code of the State or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the State, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                      GRANT

To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS and ASSIGNS to Trustee (and with respect to any portions of the Mortgaged Property that constitute personal property, to Beneficiary) the Mortgaged Property subject, however, to the Permitted Encumbrances; TO HAVE AND TO HOLD the Mortgaged Property to Trustee, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee and Beneficiary and their respective successors, substitutes and assigns.

                                   ARTICLE 1.
                     GRANT IN TRUST AND SECURED OBLIGATIONS

         1.1 GRANT IN TRUST. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of securing the full and timely payment and performance of the Secured Obligations defined and described in Section 1.2 for the benefit of Lender, Borrower has GRANTED, BARGAINED, SOLD, CONVEYED, ASSIGNED, TRANSFERRED, AND SET OVER and by these presents does GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, AND SET OVER unto Trustee, in trust and for the uses and purposes set forth herein forever, with power of sale and right of entry and possession, and grants a security interest in, all estate, right, title and interest that Borrower now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "Collateral"), which Collateral is not used principally or primarily for agricultural or farming purposes, TO HAVE AND TO HOLD the Collateral unto Trustee forever, and Borrower does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Collateral unto Trustee against the claim or claims of all persons claiming or to claim the same or any part thereof.

                  1.1.1 LAND, APPURTENANCES, EASEMENTS. That certain real property and all interests therein located in Montgomery County, Texas, more particularly DESCRIBED in EXHIBIT A attached hereto and incorporated herein by this reference, together with all existing and future easements, access rights, appurtenances, privileges, licenses, hereditaments, franchises and tenements, including all water stock and water rights owned by Borrower and all minerals, oil, gas, and other commercially

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valuable  substances  that  may be in,  under  or  produced  from any part of it
(collectively, the "Land");

                  1.1.2   IMPROVEMENTS.    All   buildings,    structures,   and
improvements   now  located  or  later  to  be  constructed  on  the  Land  (the
"Improvements");

                  1.1.3 RELATED REAL PROPERTY AND IMPROVEMENTS. All real property and improvements on it, and all appurtenances, permits, plans, licenses, subdivision rights, contracts, contract rights, and other property and interests of any kind or character, including all water and sewer taps belonging to or in any way related to or appurtenant to the Land or Improvements, whether described in EXHIBIT A or not, that may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Land and Improvements;

                  1.1.4 LEASES AND LICENSES. Subject to the rights of Lender under Article 3 hereof, all existing and future leases, subleases, sub-tenancies, licenses, occupancy agreements, and concessions relating to the use and enjoyment of all or any part of the Project (defined below), written or oral, now in existence or hereafter arising, and extensions or renewals thereof, together with the right, power, and authority of Borrower to alter , modify or change the terms thereof or surrender, cancel or terminate the same, and any and all deposits, guaranties and other agreements relating to or made in connection with any of the foregoing (the "Leases");

                  1.1.5 GOODS, MATERIALS, FIXTURES, ETC. All goods, materials, supplies, chattels, furniture, appliances, furnishings, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Project, whether stored on the Land or elsewhere, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust;

                  1.1.6 CONSTRUCTION MATERIALS AND EQUIPMENT. All building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, that have been or later will be acquired for the purpose of being delivered to, incorporated into, or installed in or about the Land or Improvements;

                  1.1.7 BORROWER FUNDS. All of Borrower's interest in and to the proceeds of the Secured Obligations (defined below), whether disbursed or not; all present and future monetary deposits given by Borrower to any public or private utility with respect to utility services furnished to the Land or Improvements; and all accounts maintained by Borrower with Lender or any subsidiary or affiliate of Lender, including, without limitation, any accounts established in connection with the Secured Obligations;

                  1.1.8 RENT, ISSUES, AND PROFITS. Subject to the rights of Lender under Article 3 hereof, all income, rents, security or similar deposits, revenues, issues, royalties, profits, leases, earnings, products and proceeds of the Land or Improvements, together with the right, power and authority to collect the same, including, without

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limitation,  all rights to the payment of money, accounts,  investment property,
accounts  receivable,   reserves,  deferred  payments,  refunds,  cost  savings,
insurance or condemnation proceeds, payments and deposits, (including all earnest money sales deposits and all utility, tenant, escrow and security deposits), advanced payments of insurance premiums, contract rights, development and use rights, governmental permits, fees, deposits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts, and letters of credit and related rights (other than letters of credit in favor of Lender), that arise from or relate to construction on the Land or to any business now or later to be conducted on it or to the Land and Improvements, whether now due, past due, or to become due, generally including, without limitation, any proceeds from the sale of any lots comprising the Land and any Improvements constructed thereon, and any deposits on account thereof, and also all proceeds of the voluntary or involuntary conversion of any of the Land, Improvements, or the other property described above into cash or liquidated claims, including proceeds of all present and future insurance policies and all condemnation or eminent domain proceedings, and all causes of action and their proceeds for any damage or injury to the Land, Improvements, or the other property described above or any part thereof, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud, or concealment of a material fact (collectively, the "Rents, Issues and Profits");

                  1.1.9 CONTRACTS AND PLANS. All construction contracts and subcontracts, consulting agreements, financing commitments and agreements, joint development agreements, service and maintenance agreements, marketing and listing agreements, lot reservation agreements, purchase and sale agreements, and other existing and future contracts relating to the Project, together with all deposits, escrows, payments, or other proceeds thereunder (collectively, the "Contracts"); and all plans and specifications for the construction of the Improvements (the "Plans");

                  1.1.10 MISCELLANEOUS PERSONAL PROPERTY. Any and all personal property of any kind whatsoever, whether tangible or intangible, that is used or will be used in construction of, or is or will be placed upon or is derived from or used in any connection with the use, occupancy or enjoyment of, the Land or Improvements;

                  1.1.11 BOOKS AND RECORDS. All books and records pertaining to any and all of the property described above, including records stored on computer readable media, and a limited sublicense to use the computer hardware or software necessary to access such records ("Books and Records");

                  1.1.12 RIGHTS UNDER LAWS. All of Borrower's right, title and interest in and to any and all units, declarant rights, and any other rights relating to the Land or the Improvements, whether now existing or subsequently arising, under any and all covenants, conditions, restrictions, development agreements, laws or other agreements now existing or later enacted relating to the Land and Improvements;

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                  1.1.13 ADDITIONAL  PROPERTY.  Any additional personal property otherwise set forth herein or listed on any UCC-1 financing statement filed to perfect Lender's security interest hereunder; and

                  1.1.14 PROCEEDS. All proceeds of, supporting obligations for, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

The Land, Improvements, related real property, and all personal property now or hereafter installed on or used in connection with the Land and/or Improvements are collectively referred to herein as the "Project." The Project constitutes the bulk of, but not the entirety of, the Collateral.

         1.2 SECURED OBLIGATIONS. Borrower makes the grant, conveyance, transfer and assignment set forth in Section 1.1 and grants the security interest set forth in Section 2.1 for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Lender may choose:

                  1.2.1 PROMISSORY NOTE. Payment of all obligations at any time owing under that certain promissory note payable by Borrower, as maker, to the order of Lender or order, executed concurrently herewith (the "Note"), evidencing a loan from Lender to Borrower in the maximum outstanding principal amount of Six Hundred Fifty Thousand Dollars ($650,000) (the "Loan"), together with interest thereon at a rate of six and one-half percent (6-1/2%) per annum and any modifications, extensions or renewals thereof, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes. The Note will mature on April 1, 2016 unless accelerated or extended pursuant to the terms of the Note;

                  1.2.2 LOAN DOCUMENTS. Payment and/or performance of each and every other obligation of Borrower under the Note, this Deed of Trust, any construction or land loan agreement executed in conjunction therewith (the "Loan Agreement"), all other documents evidencing, securing, or otherwise governing the Loan (specifically excluding, however, for purposes of establishing the Secured Obligations, any obligations of Borrower arising solely under any guaranty of the Secured Obligations or any indemnity agreement that by its terms is not secured hereby), and any and all amendments, modifications, and supplements thereto (collectively, the "Loan Documents"), the provisions of which are incorporated herein by this reference.

                  1.2.3 RELATED LOAN DOCUMENTS. Payment and/or performance of each covenant and obligation on the part of Borrower or its affiliates to be performed pursuant to any and all loan documents (the "Related Loan Documents") that have been or may be executed by Borrower or its affiliates evidencing or securing one or more present or future loans by Lender or its affiliates to Borrower or its affiliates (collectively, the "Related Loans"), whether now existing or made in the future, together with any and all modifications, extensions and renewals thereof; provided, however, that nothing contained herein shall be construed as imposing an obligation upon Lender, or as evidencing Lender's intention, to make any Related Loan to Borrower or its affiliates;

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

                  1.2.4 FUTURE OBLIGATIONS. Payment to Lender of all future advances, indebtedness and further sums and/or performance of such further obligations as Borrower or the then record owner of the Project or the then owner of the balance of the Collateral may undertake to pay and/or perform (whether as principal, surety, or guarantor) for the benefit of Lender, its successors or assigns, (it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in such further sum or sums), when such borrowing and/or obligations are evidenced by a written instrument reciting that it or they are secured by this Deed of Trust;

                  1.2.5 MODIFICATIONS AND AMENDMENTS. Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Collateral will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations.

                                   ARTICLE 2.
                               SECURITY AGREEMENT

         2.1 GRANT OF SECURITY INTEREST. This Deed of Trust creates a lien on the Collateral, and constitutes an absolute assignment of the Rents, Issues and Profits and of the Leases, all in favor of Lender, and includes all property now or hereafter affixed or attached to or incorporated upon the Land and Improvements, which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the real property. To the extent that any part of the Collateral or Rents, Issues and Profits and Leases may be, or are determined to be, personal property, Borrower, as debtor, hereby grants to Lender, as secured party, a security interest in such part of the Collateral and Rents, Issues and Profits and Leases as is determined to be personal property, to secure payment and performance of the Secured Obligations. As to such personal property, this Deed of Trust constitutes a security agreement under the Uniform Commercial Code of Texas and terms used to describe the Collateral in Section 1 of this Deed of Trust shall have the definitions ascribed to such terms under the Uniform Commercial Code of Texas.

         2.2 PERFECTION OF SECURITY INTEREST. Borrower authorizes Lender to file one or more financing statements and such other documents as Lender may from time to time require to perfect and continue the perfection of Lender's security interest in any part of the Collateral or the Rents, Issues and Profits and Leases. Borrower shall pay all fees and costs that Lender may incur in filing such documents in public offices and in obtaining such record searches as Lender may reasonably require. Borrower shall cooperate with Lender in obtaining control of any portion of the Collateral that consists of Deposit Accounts, Investment Property, Letter-of-credit rights, and Electronic Chattel Paper, as such terms are defined in the Uniform Commercial Code of Texas. If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall not be construed as in any way derogating from or impairing the declaration and the stated intention of the parties hereto that the Collateral and all components thereof are, to the maximum extent possible, real property or otherwise impair the rights or obligations of the parties under this Deed of Trust.

         2.3 FIXTURE FILING/CONSTRUCTION DEED OF TRUST. This Deed of Trust constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code in effect in the Project State, as amended or recodified from time to time, covering any part of the Collateral that now is or later may become fixtures attached to the Land or Improvements. As this Deed of Trust secures advances to be used for the construction of improvements thereon, or both, this Deed of Trust also constitutes a "construction mortgage" or "construction deed of trust" under the Uniform Commercial Code in effect in Texas.

                                   ARTICLE 3.
                               ASSIGNMENT OF RENTS

         3.1 LEASING. Borrower shall not lease the Project or any part thereof unless permitted under the Loan Agreement or by other express written consent of Lender, and then only strictly in accordance with such agreement.
Notwithstanding the foregoing, however, any and all Leases at the Project, whether or not entered into with the consent of Lender, shall be subject to the provisions of this Article 3.

         3.2 ASSIGNMENT. Borrower hereby irrevocably, presently, absolutely and unconditionally assigns and transfers to Lender: (a) the Rents, Issues and Profits; (b) all Leases, and (c) any and all guarantees of any obligations of any lessee under each of the Leases (a "Lessee"). The assignments in this Section are absolute assignments and irrevocable from Borrower to Lender and not merely the passing of security interests or assignments for security only.

         3.3 GRANT OF LICENSE. Lender hereby confers upon Borrower a license ("License") to collect and retain the Rents, Issues and Profits as they become due and payable, and to administer the Leases, so long as no Event of Default, as defined in Section 6.1, shall exist and be continuing. If an Event of Default has occurred and is continuing, such License shall terminate without notice to or demand upon Borrower, without regard to the adequacy of Lender's security under this Deed of Trust.

         3.4 COLLECTION AND APPLICATION OF RENTS, ISSUES AND PROFITS. Subject to the License granted to Borrower under Section 3.3, Lender has the right, power, and authority to collect any and all Rents, Issues and Profits and administer the Leases. Borrower hereby appoints Lender its attorney-in-fact, coupled with an interest, to, at such times as Lender may choose in its sole discretion: (a) demand, receive and enforce payment of any and all Rents, Issues and Profits;
(b) give receipts, releases and satisfactions for any and all Rents, Issues and Profits; or (c) sue either in the name of Borrower and/or in the name of Lender for any and all Rents, Issues and Profits. Lender's right to the Rents, Issues and Profits does not depend on whether or not Lender takes possession of the Project as permitted hereunder.

         3.5 ENFORCEMENT OF LEASES. Borrower will (i) comply with and observe Borrower's obligations as landlord under all Leases and will do all that is necessary to preserve all Leases in force and free from any right of counterclaim, defense or set off, (ii) enforce the performance of each and every obligation, term, covenant, condition and agreement in the Leases by the tenants to be performed, (iii) notify Lender of the occurrence of any default under any Leases, and (iv) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Leases or the obligations, duties, or liabilities of Borrower or the tenants thereunder. Without Lender's written consent, Borrower will not collect or accept payment of any Rents from the Collateral more than one (1) month prior to the due dates thereof; will not surrender or terminate any Lease; and will not request or consent to the subordination of any Lease to any lien subordinate to this Deed of Trust.

         3.6 MODIFICATION OF LEASES. Without the prior written consent of Lender, Borrower shall not: (i) waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge the tenant under any Leases from any obligations, covenants, conditions and agreements by tenant to be kept, observed and performed, including the obligation to pay the Rents thereunder in the manner and at the place and time specified therein; or (ii) cancel, terminate, consent to or permit any surrender of any Leases.

         3.7 LENDER NOT RESPONSIBLE. Under no circumstances shall Lender have any duty to produce Rents, Issues and Profits from the Project. Regardless of whether or not Lender, in person or by agent, takes actual possession of the Project, Lender is not and shall not be deemed to be: (a) a "mortgagee in possession" for any purpose; (b) responsible for performing any of the obligations of the lessor under any Lease; (c) responsible for any waste committed by Lessees or any other parties, any dangerous or defective condition of the Project, or any negligence in the management, upkeep, repair or control of the Project; or (d) liable in any manner for the Project or the use, occupancy, enjoyment or operation of all or any part of it, except for such matters as may arise from the willful misconduct and bad faith of Lender.

                                   ARTICLE 4.
                         ENVIRONMENTAL AND BUILDING LAWS

         4.1 DEFINITIONS. The following terms shall have the meanings specified below:

                  4.1.1 "Building Laws" means the Fair Housing Act of 1968 as amended, the Americans With Disabilities Act of 1990 as amended, all government and private covenants, conditions, and restrictions relating to the Land, building code requirements and laws affecting the construction of improvements on the Land, and all other federal, state and local laws, ordinances, regulations and rules relating to the construction, operation, and maintenance of the improvements on the Land and the marketing and use of such improvements in a non-discriminatory manner.

                  4.1.2 "Environmental Laws" means the Federal Resource Conservation and Recovery Act of 1976; the Federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980; the Federal Hazardous Materials Transportation Control Act; the Federal Clean Air Act; the Federal Water Pollution Control Act, Federal Clean Water Act of 1977; the Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978; the Federal Endangered Species Act; the Federal Toxic Substances Control Act; the Federal Safe Drinking Water Act; and all other federal, state and local laws, statutes, codes, ordinances, regulations, judgments, orders, injunctions, decrees, covenants, restrictions and standards presently in effect or that may be promulgated in the future relating to the use, release, handling, storage, transportation, clean-up, or other disposal of Hazardous Substances; or relating to the water quality, air quality, soils quality, and other environmental quality of real property and improvements constructed upon real property; or related to the protection of endangered species, as such laws and ordinances may be amended from time to time, including, without limitation, the Texas Water Code and the Texas Health Safety Code.

                  4.1.3 "Environmental Reports" means the soils, geologic, and engineering reports prepared to assess any environmental risks associated with the Project or otherwise required by Lender.

                  4.1.4 "Hazardous Substances" means any waste, pollutants, contaminants, petroleum or petroleum product, asbestos, tremolite, anthophylite or actinolite, polychlorinated biphenyls, or other chemical, substance, or material that: (i) after release into the environment and upon exposure, ingestion, inhalation, or assimilation, either directly from the environment or indirectly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer and/or genetic abnormalities, or (ii) is now or at any time in the future becomes regulated under, or is defined, classified or designated as hazardous, toxic, radioactive or dangerous, or other similar term or category under any Environmental Laws.

                  4.1.5 "Nearby Property" means any real property adjacent to or near the Project, the use of which could reasonably cause contamination of the Project, or which could become contaminated with Hazardous Substances as a result of construction, operations or other activities involving Hazardous Substances on, under, or over the Land.

         4.2 REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender:


                  4.2.1 ENVIRONMENTAL LAWS. Except for any contamination or environmental condition that may be disclosed in any environmental reports delivered by Borrower to Lender prior to the date hereof, Borrower has no knowledge of: (i) the presence of any Hazardous Substances on the Project, including all personal property located on the Land, the soil and the groundwater on or under the Land, including any streams crossing or abutting the Land, and the aquifer underlying the Land, (ii) any spills, releases, discharges or disposal of Hazardous Substances that have occurred or are presently occurring on or into the Project or the Nearby Property, and (iii) any failure of the Project to comply fully with all applicable Environmental Laws. Borrower's intended uses of the Project, including but not limited to the improvements and materials to be constructed and installed on and in the Project and the work method for accomplishing such construction, comply fully with all Environmental Laws.

                  4.2.2 BUILDING LAWS.  Borrower has no knowledge of any failure of the Project or the plans and specifications for improvements on the Project to comply fully with all applicable Building Laws. Borrower's intended uses of the Project, including but not limited to the improvements and materials to be constructed and installed on and in the Project, the work method for accomplishing such construction, and the plan for utilizing the Improvements constructed on the Land comply fully with all Building Laws.

         4.3 NO WAIVERS OF OTHER INDEMNIFICATIONS RELATING TO ENVIRONMENTAL CONDITION. Borrower has not and will not release or waive the liability of any past or current owner, lessee, or operator of the Project, any party who performs work on the Project, or any party who may be responsible for the presence of or removal of Hazardous Substances on or from the Project or the Nearby Property, and (ii) Borrower has made no prior promises of indemnification to any party relating to the existence or non-existence of Hazardous Substances on the Project.

         4.4 OBLIGATION TO COMPLY WITH ENVIRONMENTAL AND BUILDING LAWS. Borrower shall construct, keep, and maintain the Collateral in compliance with any and all laws relating to public safety and the condition of the environment, including but not limited to the Environmental Laws and the Building Laws. Borrower covenants that Borrower and Borrower's agents, contractors, authorized representatives, and employees shall not engage in any of the following prohibited activities, and Borrower shall use diligent efforts to assure that Borrower's invitees and tenants, and such tenant's employees, agents, and invitees shall not: (i) cause or permit any release or discharge of Hazardous Material on the Project other than in full compliance with all Environmental Laws; (ii) cause or permit any manufacturing, storage, holding, handling, usage, placement, transporting, spilling, leaking, discharging, or dumping of Hazardous Material in or on any portion of the Project other than in full compliance with all Environmental Laws; (iii) suffer or permit any other act upon or concerning the Project that would result in a violation of any Environmental Law or require any alterations or improvements to be made on the Project under any of the Environmental Laws; or (iv) suffer or permit any other act upon or concerning the Project that would result in a violation of any Access Law or require any alterations or improvements to be made on the Project under any of the Building Laws.

         4.5 OBLIGATION TO CURE NON-COMPLIANCE.

                  4.5.1 If Borrower at any time becomes aware of (i) any Hazardous Substances on, or other environmental problem or liability with respect to, the Project or any Nearby Property, (ii) any failure of the Project or the Improvements to comply with any of the Environmental Laws, (iii) any failure of the Project or the

Improvements or the marketing efforts and other operations undertaken with respect thereto to comply with any of the Building Laws, or (iv) any lien, action or notice resulting from violation of any Environmental Laws or Building Laws, Borrower shall immediately notify Lender, and shall thereafter exercise due diligence to ascertain the scope and nature of such condition and provide all notices that state or federal law may require.

                  4.5.2 If, upon giving such notice or for any other reason, one or more governmental agencies having appropriate jurisdiction requires removal or treatment of Hazardous Substances from or on the Project or the making of alterations to the Project to conform to Building Laws, or such removal, treatment, or alteration is required by Environmental Laws or Building Laws, Borrower will: (i) take all actions that are necessary or desirable to clean up any Hazardous Substances affecting the Project, including removal, treatment, containment or any other remedial action required to restore the Project to a safe condition in compliance with applicable laws and regulations, including Environmental Laws, (ii) take all actions that are necessary or desirable to modify the Project and all Improvements and marketing materials so as to achieve compliance with applicable laws and regulations, including Building Laws, and/or
(iii) attempt, through appropriate legal or administrative proceedings, to appeal, contest, or obtain a stay of enforcement proceedings if Borrower believes in good faith that Borrower is not required by law to cure such Hazardous Substances condition or to make alterations to comply with Building Laws.

                  4.5.3 Except for removal or treatment of any Hazardous Substances deposited on the Project by Lender, Borrower agrees that the amelioration, treatment, containment, or removal of all Hazardous Substances that may be discovered on the Project shall be at Borrower's sole expense, reserving unto Borrower any claims for contribution or indemnity that Borrower may have against other parties who may be held liable therefor.

         4.6 INDEMNIFICATION OF LENDER. Borrower shall indemnify and hold Lender harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings and costs and expenses (including attorneys' fees and disbursements) that result in actual cost and expense to Lender prior to any transfer of the Project pursuant to foreclosure proceedings or deed in lieu thereof, and arise directly or indirectly from or out of, or in any way connected with: (i) the inaccuracy of the representations contained herein; (ii) any activities on the Project during Borrower's ownership, possession or control of the Project that directly or indirectly result in the Project or any Nearby Property becoming contaminated with Hazardous Substances; (iii) the discovery and/or clean up of Hazardous Substances that were deposited on or were existing on the Project prior to such a transfer or that were deposited on any Nearby Property as a result of Borrower's actions or omissions; or (iv) any alleged or actual failure of any improvements now or hereafter constructed on the Project to continuously comply with all Building Laws now or hereafter enacted for any reason whatsoever. Borrower acknowledges that, as between Borrower and Lender, Borrower will be solely responsible for all costs and expenses relating to the clean up of

Hazardous Substances from the Project or the clean up of any Hazardous Substances from any Nearby Property as a result of Borrower's actions or omissions and the modification and correction of any of the improvements constructed on the Project so as to comply fully with all Building Laws. The provisions of this section shall survive repayment and performance of the Secured Obligations, the reconveyance of this Deed of Trust, any foreclosure (or deed in lieu of foreclosure), and the exercise by Lender of any and all rights and remedies set forth herein or in any of the other Loan Documents.

                                   ARTICLE 5.
                        RIGHTS AND DUTIES OF THE PARTIES

         5.1 PERFORMANCE OF SECURED OBLIGATIONS. Borrower shall promptly pay and perform each Secured Obligation in accordance with its terms.

         5.2 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that, except as previously disclosed and accepted by Lender in writing:

                  5.2.1 TITLE TO LAND AND IMPROVEMENTS. Borrower holds good and indefeasible fee simple title to all of the Land and Improvements, subject only to such exceptions and encumbrances as have been approved in writing by Lender (the "Permitted Exceptions"), and Borrower has or will have good title to all portions of the Collateral other than the Land and Improvements.

                  5.2.2 TITLE TO PERSONAL PROPERTY. Borrower owns any portion of the Collateral that is personal property free and clear of any security agreements, reservations of title, or conditional sales contracts, and there is no financing statement affecting such personal property on file in any public office other than in Lender's favor.

                  5.2.3 RIGHT TO ENCUMBER/PRIORITY. Borrower has the full and unlimited power, right, and authority to encumber the Collateral and assign the Rents, Issues and Profits and Leases. Upon recording of this Deed of Trust and filing of a UCC Financing Statement with respect to any portion of the Collateral that is determined to be personal property, this Deed of Trust, Security Agreement, and Fixture Filing will create a first and prior lien on and security interest in the Collateral that is subject and subordinate to no other liens except for the Permitted Exceptions.

                  5.2.4 COMMERCIAL PURPOSES. The Loan and the other Secured Obligations were obtained by Borrower and will continue to be used for commercial or business purposes, other than agricultural, timber, or grazing purposes, and not for personal, family or household purposes.

         5.3 TAXES AND ASSESSMENTS. Borrower shall pay or cause to be paid when due, all general real and personal property taxes, special and supplemental real and personal property taxes and assessments, license fees, license taxes, levies, charges, penalties, or other taxes or similar impositions imposed by any public or quasi-public authority or utility company that are or may become a lien upon the Collateral or any portion thereof or interest therein, or that may cause any decrease in the value of the

Collateral or any part of it. Borrower shall also pay when due all real property taxes, assessments, levies and charges imposed by any public authority upon Lender by reason of its interest in the Collateral created hereby. All of the foregoing taxes, assessments and other charges payable by Borrower with respect to the Collateral are collectively referred to as the "Impositions." If requested by Lender, Borrower shall furnish Lender with receipts from the appropriate taxing authority or other proof satisfactory to Lender that all Impositions have been paid on or before the date upon which they become delinquent.

         5.4 LIENS, CHARGES AND ENCUMBRANCES. Borrower shall not encumber or permit the encumbrance of the Collateral without Lender's prior written consent and Borrower shall immediately discharge any lien on the Collateral to which Lender has not consented in writing. Borrower shall pay or cause to be paid when due all obligations secured by or reducible to liens and encumbrances that shall now or hereafter encumber or appear to encumber the Collateral or any part thereof, all claims for work or labor performed, or materials or supplies furnished, in connection with any work upon the Project, whether the lien, charge or encumbrance is or would be senior or subordinate to this Deed of Trust; provided, however, that Borrower shall not be in default hereunder due to any such lien, charge, or encumbrance that is a Permitted Exception. Lender hereby expressly reserves the right to advance any and all funds necessary to cure any and all such obligations, and/or claims.

         5.5 REQUIRED INSURANCE. Borrower shall keep the following insurance coverages in effect with respect to the Collateral: (a) Insurance against loss by fire and the hazards now or hereafter embraced by the standard "All Risk" form of insurance, in an amount equal at all times to the full insurable value of the Improvements. All such insurance coverage shall contain a "replacement cost endorsement" without reduction for depreciation, and shall also contain loss of rents and/or business interruption insurance coverage, a fluctuating value endorsement with a waiver of the co-insurance clause (or an agreed amount endorsement with an inflation guard endorsement), and shall contain such other endorsements as Lender may reasonably request. All such endorsements shall be in form and substance satisfactory to Lender; (b) comprehensive public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Land of the Improvements in amounts and on terms acceptable to the Lender; (c) flood insurance in an amount satisfactory to Lender and on terms satisfactory to Lender if the Land is located in a designated flood hazard area; and (d) insurance against such similar or other hazards, casualties, liabilities and contingencies, in such forms and amounts, as Lender may from time to time reasonably require. Each insurance policy shall be with a company and in a form acceptable to Lender. Each hazard insurance policy shall include a Form 438BFU or equivalent mortgagee endorsement in favor of Lender. Each liability insurance policy shall name Lender as an additional insured. All required policies will provide for at least ten (10) days' written notice to Lender prior to the effective date of any cancellation or material amendment, which term shall include any reduction in the scope or limits of coverage. Borrower shall furnish to Lender the original of each required insurance policy, or a certified copy thereof together with a certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date. Borrower shall promptly furnish to Lender all renewal notices relating to insurance policies. Borrower shall pay all premiums on insurance policies directly to the carrier. At least thirty (30) days prior to the expiration date of each such policy, Borrower shall furnish to Lender a renewal policy in a form acceptable to Lender, together with evidence that the renewal premium has been paid. As security for the Secured Obligations, Borrower hereby assigns to Lender all required insurance policies, together with all proceeds thereof, rights thereto and all unearned premiums returnable upon cancellation.

         5.6 INSURANCE AND CONDEMNATION PROCEEDS.

                  5.6.1 PAYMENT TO LENDER. Borrower hereby absolutely and irrevocably assigns to Lender, and authorizes the payor to pay to Lender, the following claims, causes of action, awards, payments and rights to payment, together with all interest that may accrue thereon (collectively, the "Claims"):

                           5.6.1.1 CONDEMNATION AWARDS. All awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation, or taking for public or private use that affects all or part of the Collateral or any interest in it.

                           5.6.1.2 WARRANTY CLAIMS. All awards, claims, and causes of action arising out of any warranty affecting all or any part of the Collateral, or for damage or injury to or decrease in value of all or part of the Collateral or any interest in it; and

                           5.6.1.3 INSURANCE PROCEEDS. All proceeds of any insurance policies payable because of damage or loss sustained to all or part of the Collateral.

                  5.6.2 NOTICE TO LENDER. Borrower shall immediately notify Lender in writing if: (i) any damage occurs or any injury or loss is sustained to all or part of the Collateral, whether or not covered by insurance or warranty, or any action or proceeding relating to any such damage, injury, or loss is commenced; or (ii) any offer is made, or any action or proceeding is commenced, that relates to any actual or proposed condemnation or taking of all or part of the Collateral.

                  5.6.3 PURSUIT OF CLAIMS. Borrower shall pursue recovery of all such Claims and defend its rights under any proceeding for condemnation of the Collateral or any part thereof and prosecute the same with due diligence to its final disposition, and shall cause any awards or settlements to be paid over to Lender for disposition pursuant to the terms of this Deed of Trust. Lender may, at Lender's option and in Lender's sole discretion, as attorney-in-fact for Borrower, make proof of loss and adjust and compromise any Claims, appear in or prosecute any action or proceeding to enforce the Claims, or participate in any action or proceeding relating to condemnation or taking of all or part of the Collateral, and may join Borrower in adjusting any loss covered by insurance. Borrower shall deliver or cause to be delivered to Lender such instruments as may be requested by Lender from time to time to permit Lender to take any such actions.

                  5.6.4 APPLICATION OF PROCEEDS. All proceeds of the Claims that Borrower may receive or be entitled to receive shall be paid to Lender. Lender shall apply any proceeds received by it hereunder first to the payment of the reasonable costs and expenses incurred in the collection of the proceeds. Lender shall then apply the remaining balance of such proceeds (the "Net Claims Proceeds"), in its absolute discretion and without regard to the adequacy of its security: (i) to any of the Secured Obligations, notwithstanding the fact that Secured Obligations may not be due according to the terms thereof; (ii) to reimburse Borrower for the costs of reconstructing the Improvements or otherwise repairing or restoring the Collateral; or (iii) to Borrower; provided, however, that if there are no outstanding Events of Default under any of the Loan Documents and Borrower establishes, to Lender's reasonable satisfaction, that Borrower has sufficient funds, including the Net Claims Proceeds, to fully rebuild or repair the Collateral within the remaining term of the Loan and without delaying the completion date of the Project, Lender shall make disbursements of the Net Claims Proceeds for purposes of repair or restoration of the Collateral.

                  5.6.5 RESTORATION. If the Net Claims Proceeds are used to reimburse Borrower for the cost of reconstruction, restoration, or repair of the Collateral, the Collateral shall be promptly and diligently restored by Borrower to the equivalent of its condition immediately prior to the casualty or condemnation in accordance with the Plans or to such other condition as Lender may approve in writing, and disbursements of such Net Claims Proceeds shall be in accordance with disbursement procedures acceptable to Lender. If, after applying the Net Claims Proceeds to the Secured Obligations, Lender reasonably determines the remaining security to be inadequate to secure the remaining Secured Obligations, Borrower shall, upon written demand from Lender, repay an amount that will reduce the remaining Secured Obligations to a balance for which adequate security is present.

         5.7 RESERVES FOR TAXES AND INSURANCE. If required by Lender after an Event of Default has occurred, Borrower shall deposit with Lender, in monthly installments, an amount equal to one-twelfth of the estimated aggregate annual Impositions and insurance premiums for the Project. In such event, Borrower shall cause all bills, statements, or other documents relating to the Impositions and insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements, or other documents, and provided Borrower has deposited sufficient funds with Lender pursuant to this Section, Lender shall pay such amounts as may be due thereunder out of the funds so deposited with Lender. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender shall notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein shall cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this

Section. Lender may commingle said reserve with its own funds and Borrower shall be entitled to no interest thereon.

         5.8 MAINTENANCE AND PRESERVATION OF THE COLLATERAL. Borrower covenants:
(a) to maintain and preserve the Collateral in good condition and repair and in a prudent businesslike manner; (b) not to remove, demolish or structurally alter the Collateral or any part thereof, or alter, restore or add to the Collateral, or initiate or allow any change in any zoning or other land use classification that affects the Collateral or any part of it, except with Lender's express prior written consent, and except such alterations as may be required by laws, ordinances, rules, regulations, or orders of governmental authorities or by the terms hereof; (c) to comply with and not suffer violations of any existing and future subdivision laws, building codes, zoning laws and regulations, and other laws, regulations, ordinances, rules, codes, orders, directives, guidelines, building restrictions and requirements of, and all agreements with and commitments to, all federal, state, county or municipal governmental, judicial or legal authorities or agencies having jurisdiction over the Borrower or the Project, including those pertaining to the construction, sale, lease, or financing of the Improvements, and all recorded covenants and restrictions affecting the Project (the "Requirements"); (d) not to commit or permit any waste to or deterioration of the Collateral; (e) to perform all other acts that from the character or use of the Collateral may be reasonably necessary to maintain and preserve its value; (f) to perform all obligations required to be performed under the Loan Documents, and all other obligations of Borrower pertaining to the Collateral; and (g) to execute and, where appropriate, acknowledge and deliver such further instruments as Lender or Trustee may deem necessary or appropriate to preserve, continue, perfect and enjoy the security provided for herein.

         5.9 DEFENSE AND NOTICE OF ACTIONS; COSTS. Borrower shall, without liability, cost, or expense to Lender or Trustee, protect, preserve, and defend Borrower's fee interest in and to the Project and Borrower's interest in the Collateral, the security of this Deed of Trust, any additional or other security for the Secured Obligations, and the rights or powers of Lender or Trustee hereunder against all adverse claims. Said protection, preservation, and defense shall include, but not be limited to, protection, preservation and defense against all adverse claimants to and encumbrancers of Borrower's interest in the Collateral, whether or not such claimants or encumbrancers assert an interest paramount to that of Lender. Borrower shall give Lender and Trustee prompt notice in writing of the filing of any such action or proceeding. Borrower shall pay all costs, fees, and expenses including, without limitation, costs of evidence of title, trustees' fees, and reasonable attorneys' fees paid or incurred in any action or proceeding in which Lender and/or Trustee may appear or be made a party, whether or not pursued to final judgment, and in any exercise of the power of sale or other remedy contained herein, whether or not such sale is actually consummated or such other remedy is actually prosecuted to completion.

         5.10 RIGHT OF INSPECTION. Lender, its agents, employees and representatives shall have the right to enter the Project at any reasonable time for the purpose of inspecting the Project and ascertaining Borrower's compliance with the terms hereof, and for such other purposes and in accordance with the terms specified in any of the other Loan Documents.

         5.11 ACTIONS OF TRUSTEE; MATTERS CONCERNING TRUSTEE. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law.

                  5.11.1 COMPENSATION. Borrower agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Lender and Trustee when the law provides no maximum limit, for any services that Lender or Trustee may render in connection with this Deed of Trust. Borrower further agrees to pay or reimburse Lender for all costs, expenses and other advances that may be incurred or made by Lender or Trustee in any efforts to enforce any terms of this Deed of Trust, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including attorneys' fees and other legal costs, costs of any foreclosure sale or bankruptcy proceeding affecting the Borrower or the Collateral, and any cost of evidence of title.

                  5.11.2 EXCULPATION. Lender shall not be directly or indirectly liable to Borrower or any other person as a consequence of: (i) Lender's exercise of or failure to exercise any rights, remedies, or powers granted to it in this Deed of Trust or to perform or discharge any obligation or liability of Borrower under any agreement related to the Collateral or under this Deed of Trust; or (ii) any loss sustained by Borrower or any third party resulting from any act or omission of Lender in managing the Project, unless the loss is caused by the willful misconduct or gross negligence of Lender. Borrower hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Lender.

                  5.11.3 INDEMNIFICATION. Borrower agrees to indemnify Trustee and Lender against and hold each of them and their respective officers, employees, agents, and representatives, harmless from and against any and all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees, and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses that either may reasonably suffer or incur: (i) in performing any act required or permitted by this Deed of Trust or any of the other Loan Documents or by law; (ii) because of any failure of Borrower to perform any of its Secured Obligations; or (iii) because of any alleged obligation of or undertaking by Lender to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Collateral other than the Loan Documents. This agreement by Borrower to indemnify Trustee and Lender shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

                  5.11.4 PAYMENT BY BORROWER. Borrower shall fulfill all obligations to pay money arising under this Section immediately upon demand by Trustee or Lender. Each such obligation shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date the obligation arises at the rate applicable to the principal balance of the Note, as such rate may be adjusted.

                  5.11.5 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder.

                  5.11.6 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

                  5.11.7 SUCCESSOR TRUSTEES. Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

         5.12 PERMITTED ACTIONS.

                  5.12.1 RELEASES, EXTENSIONS, MODIFICATION, AND ADDITIONAL SECURITY. From time to time, Lender may perform any of the following acts without incurring any liability or giving notice to any person: (i) release any person liable for payment of any Secured Obligation; (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; (iii) accept additional real or personal property of any kind as security for any Secured Obligation; or (iv) alter, substitute, or release all or any portion of the Collateral.

                  5.12.2 ADDITIONAL ACTIONS. From time to time Lender, or Trustee when requested to do so by Lender in writing, may perform any of the following acts without incurring any liability or giving notice to any person and without affecting the personal liability of any person for payment or performance of any of the Secured Obligations: (i) consent to the making of any plat or map of the Project or any part of it; (ii) join in granting any easement or creating any covenant or restriction affecting the Project; (iii) join in any extension, subordination, or other agreement affecting this Deed of Trust or the lien of it; or (iv) reconvey the Collateral or any part of it without any warranty.

         5.13 FULL RECONVEYANCE. When all of the Secured Obligations have been paid and performed in full and there exists no default under the Loan or any Related Loan, Lender shall request Trustee in writing to reconvey the Collateral, and shall surrender this Deed of Trust and all notes and instruments evidencing the Secured Obligations to Trustee. When Trustee receives Lender's written request for reconveyance and all reconveyance fees, recording fees, or other fees and expenses owing to it by Borrower hereunder, Trustee shall reconvey the Collateral, or so much of it as is then held under this Deed of Trust, without warranty to the person or persons legally entitled to it. In the reconveyance, the grantee may be described as "the person or persons legally entitled thereto," and the recitals of any matters or facts shall be conclusive proof of their truthfulness. Neither Lender nor Trustee shall have any duty to determine the right of persons claiming to be rightful grantees of any reconveyance.

         5.14 LATE CHARGE. If Borrower commits an Event of Default in the payment of an amount due and payable under this Deed of Trust, a late charge as specified in and measured by the Note may be charged by Lender for the purpose of defraying the extra expenses incident to handling such delinquent payment and the loss of the use of funds resulting from Borrower's non-payment when due. Such late charge shall be paid without prejudice to the rights of the holder of the Note to collect any other amounts provided to be paid thereunder.

         5.15 SUBROGATION. Lender shall be subrogated to the liens of all encumbrances, whether released of record or not, that are discharged in whole or in part by Lender in accordance with this Deed of Trust or with the proceeds of the Loan.

         5.16 NOTICE OF CHANGE. Borrower shall give Lender prior written notice of any change in: (i) the location of its place of business or its chief executive office if it has more than one place of business; (ii) the location of any of the Collateral, including the Books and Records; and (iii) Borrower's name or business structure. Unless approved by Lender in writing, all Collateral that consists of personal property (other than the Books and Records) will be located at the Project and all Books and Records will be located at Borrower's place of business, or chief executive office if Borrower has more than one place of business.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

         6.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default":

                  6.1.1 PAYMENT DEFAULT. Failure to make any payment or to perform an obligation to pay money that arises under the Note or any of the other Loan Documents;

                  6.1.2 CONSTRUCTION DEFAULTS. Any of the following relating to construction of the Project: (i) The filing of any mechanic's lien or any stop notice with respect to the Project that is not bonded against or released upon Borrower's discovery thereof and within thirty (30) business days after filing;
(ii) Any material failure in the construction and completion of the Improvements to comply with: (a) the Plans; (b) the Requirements, or (c) the terms of this Deed of Trust or the Loan Agreement, if such failure is not cured within thirty
(30) days after notice thereof by Lender, or, if such cure cannot be accomplished within such 30-day period through the exercise of diligence, the failure by Borrower to promptly commence the required cure and thereafter to continue the cure with due diligence until such default is totally cured, which must in any event occur within ninety (90) days after such default; or (iii) Borrower's failure to proceed with work on the Improvements in a diligent and workmanlike manner if such failure is not cured within fifteen (15) days after written notice thereof by Lender.

                  6.1.3 UNAUTHORIZED TRANSFER. A transfer, purported transfer, or change of ownership or control of Borrower.

                  6.1.4 INSOLVENCY. Borrower or any trustee thereof: (i) files a petition in bankruptcy or for an arrangement, reorganization, or any other form of debtor relief; or such a petition is filed against Borrower or any trustee of Borrower or any guarantor and is not dismissed within forty-five (45) days after the date of filing; (ii) commences any proceeding for dissolution or liquidation or any such proceeding is commenced against Borrower and is not dismissed within forty-five (45) days after the date of commencement; or (iii) makes an assignment of all or substantially all of its assets for the benefit of its creditors.

                  6.1.5 APPOINTMENT OF RECEIVER. A decree or order is entered for the appointment of a trustee, receiver, or liquidator for Borrower or any of the Collateral, and such decree or order is not vacated within forty-five (45) days after the date of entry.

                  6.1.6 MONEY JUDGMENT. A final judgment, order or decree for the payment of money shall be rendered against Borrower and Borrower shall not satisfy and pay the same or cause it to be discharged within 30 days from the entry thereof, or shall not appeal therefrom and secure a stay of execution pending such appeal, or there is an attachment, execution, or other judicial seizure of any portion of the assets of

Borrower and such seizure is not discharged or bonded against to Lender's reasonable satisfaction within thirty (30) days.

                  6.1.7   MISREPRESENTATION.   Any  written   representation  or
disclosure made to Lender by Borrower proves to be materially false or misleading when made, whether or not that written representation or disclosure is contained herein or in any of the other Loan Documents.

                  6.1.8 SECURITY IMPAIRED. There is an uninsured casualty with respect to any material portion of the Collateral and Borrower fails to immediately repair such damage, Borrower fails to satisfy the conditions set forth in the Deed of Trust for the release of insurance proceeds or any condemnation award, or, whether or not Lender has received and applied insurance proceeds or any condemnation award to the Secured Obligations in accordance with the Deed of Trust, Lender reasonably determines that its security is impaired by such casualty or condemnation.

                  6.1.9 DEFAULTS UNDER AGREEMENTS WITH THIRD PARTIES. Borrower defaults in the performance of any material covenant under any permitted financing related to the Project, or under any sales agreement, lease, or other instrument assigned to Lender as security for the Loan.

                  6.1.10 OTHER DEFAULTS UNDER LOAN DOCUMENTS. Borrower fails to perform any other covenant, agreement, or obligation under any of the Loan Documents, including the failure to provide any reports required to be provided to Lender, if such default is not cured within thirty (30) days after written notice thereof by Lender (or such other period as may otherwise be specified herein or in the Loan Document under which such default arises), or an Event of Default occurs as defined in any of the other Loan Documents.

                  6.1.11 DEFAULT UNDER RELATED LOAN DOCUMENTS. An Event of Default as defined under the Related Loan Documents occurs.

         6.2 RIGHTS AND REMEDIES. At any time after the occurrence of an Event of Default hereunder, Lender and/or Trustee shall have all of the rights and remedies described below, in addition to any other rights and remedies of Lender under the Loan Agreement, the other Loan Documents, or the Related Loan Documents. To the fullest extent permitted by law, all of such rights and remedies shall be cumulative and the exercise of any one or more of them shall not constitute an election of remedies:

                  6.2.1 RECEIVER. If an Event of Default shall have occurred and be continuing, Lender may, as a matter of right and without regard to the then-current value of the Collateral or the interest of Borrower therein or the sufficiency of the security for repayment and performance of the Secured Obligations, upon ex parte application and without notice to Borrower or anyone claiming under Borrower, and without any showing of insolvency, fraud or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, apply to any court having jurisdiction to appoint a receiver or receivers for the Collateral or any portion thereof, and of the Rents, Issues and Profits, and Borrower hereby irrevocably consents to the appointment of a receiver or receivers upon such Event of Default. Any such receiver shall have the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lender set forth in this Deed of Trust or any of the other Loan Documents. Employment by Lender shall not disqualify a person from serving as receiver.

                  6.2.2 CURE; PROTECTION OF SECURITY. With or without notice, and without releasing Borrower from any obligation hereunder, Lender may (but shall not be obligated to) cure any breach or default of Borrower and, if it chooses to do so in its sole discretion, make such advances and do any and all other things that it may in its sole discretion consider necessary and appropriate to protect its Collateral and the security of this Deed of Trust. In addition to and without limitation of the foregoing, if Borrower has failed to keep or perform any covenant whatsoever contained in this Deed of Trust or the other Loan Documents, Lender may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Secured Obligations, and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so advanced or paid by Lender, with interest from the date when paid or incurred by Lender at the default rate of interest provided in the Note. No such payment by Lender shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

                  6.2.3 ENTRY. Lender, in person, by agent, or by court-appointed receiver, with or without bringing any action or proceeding, may terminate Borrower's right and license to collect the Rents, Issues and Profits and to administer the Leases, and enter, take possession of, complete construction on, manage and operate, and lease or sell, all or any part of the Collateral, and may also do any and all other things in connection with those actions that Lender may in its sole discretion consider necessary or appropriate to protect the security of this Deed of Trust or that are otherwise permitted to be taken or conducted by Lender under the Loan Agreement. If Lender so requests, Borrower shall assemble any Collateral that has been removed from the Project and make all of it available to Lender at the Project site. The entering upon and taking possession of the Project, the collection of the Rents, Issues and Profits and the application thereof as aforesaid, or any of such acts, shall not cure or waive any default or notice of default hereunder or invalidate any other right or remedy that Lender may have in response to such default or pursuant to such notice and, notwithstanding the continued possession of the Project or the collection, receipt, and application of the Rents, Issues and Profits by Lender, Trustee, or Lender's receiver or agent, Trustee or Lender shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon the occurrence of any Event of Default.

                  6.2.4 UNIFORM COMMERCIAL CODE REMEDIES. With respect to all or any part of the Collateral that constitutes personal property, Lender shall have all of, and may exercise any or all of, the rights and remedies of a secured party under the Uniform Commercial Code in effect in Texas.

                  6.2.5 JUDICIAL ACTION. Lender may commence and maintain an action or actions, at law or in equity, in any court of competent jurisdiction, to enforce the payment and/or performance of the Secured Obligations (including, without limitation, to obtain specific enforcement of the covenants of Borrower hereunder, and Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy), to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Collateral, and to have all or any part of the Collateral sold under the judgment or decree of a court of competent jurisdiction. Borrower hereby waives the defense of laches and any applicable statute of limitations. If this Deed of Trust is foreclosed by judicial action, and the Collateral sold at a foreclosure sale, the purchaser may, during any redemption period allowed, make such repairs or alterations on the Land as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid together with interest thereon from the time of such expenditure at the lesser of the default rate under the Note, or the maximum rate permitted by law, shall be added to and become a part of the amount required to be paid for redemption from such sale. In addition, Lender will be entitled to a judgment providing that, if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for the deficiency.

                  6.2.6 REALIZATION ON SECURITY. Lender may resort to and realize upon or waive the security hereunder and any other security now or hereafter held by Lender in such order and manner as Trustee and Lender or either of them may, in their sole discretion, determine; which resort to such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

                  6.2.7 FORECLOSURE AND SALE. Sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made in accordance with the applicable provisions of Section 51.002 of the Texas Property Code, as amended, or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust relating to the sale of real estate or by Chapter 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. At any such sale
(i) whether  made under the power  herein  contained,  the UCC,  any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to be physically present, or to have constructive possession of, the Mortgaged Property (Trustor shall deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if Trustee had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Trustor,
(iii) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (iv) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, (v) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof, and (vi) to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Trustor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Trustor. Beneficiary may be a purchaser at such sale and if Beneficiary is the highest bidder, may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash.

                  6.2.7.1 TRUSTEE'S DEEDS. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Collateral or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Secured Obligations, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

                           6.2.7.2 RELEASES, EXTENSIONS, MODIFICATION AND ADDITIONAL SECURITY. Without affecting the liability of any person for payment of any of the Secured Obligations, Lender may make any agreement or take any action extending the maturity or otherwise altering the terms or increasing the amount of any of the Secured Obligations, and accept additional security or release all or a portion of the Collateral and/or other security for the Secured Obligations.

                           6.2.7.3 ACCELERATION NOT REQUIRED. Lender may take any of the actions permitted under Sections 6.2.1 through
                  6.2.3 regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

                           6.2.7.4 OTHER REMEDIES. In addition to the foregoing,
                  upon the occurrence of an Event of Default, Lender and/or Trustee shall have and may exercise any and all other rights and remedies available to them at law or in equity. The exercise or failure to exercise any right or remedy available to Lender or Trustee shall in no event be deemed or construed to be a waiver or release of any rights or remedies of Lender or Trustee under the Loan Documents or the Related Loan Documents, or at law or in equity.

         6.3 PAYMENT OF COSTS, EXPENSES, AND ATTORNEYS' FEES. All costs and expenses reasonably incurred by Trustee and Lender in enforcing the remedies available to them hereunder or otherwise protecting the Collateral or other rights or interests of Lender (including, without limitation, court costs and attorneys' fees, whether incurred in litigation or not, expenses for evidence of title, appraisals and surveys and trustees' fees, and costs and fees relating to any bankruptcy, reorganization, or insolvency proceeding) shall constitute an additional obligation of Borrower to Lender. Borrower shall immediately reimburse Lender and Trustee for all costs and expenses that Lender or Trustee may incur by reason of, or arising out of, or in connection with: (a) any Default; (b) any action or proceeding in which Lender or Trustee may appear or commence to protect, preserve, exercise or enforce their rights, remedies or security interests under this Deed of Trust, or under any document or instrument evidencing the Secured Obligations secured by this Deed of Trust, or which otherwise relates to the Project, including all appeals therefrom; (c) the performance of any act authorized or permitted hereunder; and (d) the exercise of any other rights or remedies under this Deed of Trust, or under any document or instrument evidencing the Secured Obligations secured by this Deed of Trust, or otherwise relating, to the protection of Lender's or Trustee's rights and interest hereunder or under any document or instrument evidencing the Secured Obligations secured hereby, whether or not a suit or proceeding is instituted. Such costs and expenses shall include without limitation the fees, charges and expenses of attorneys, engineers, accountants, appraisers, expert witnesses, consultants and other professional assistants and advisors, costs and expenses of searching records, examining title and determining rights in, title to, or the value of, the Project, or the boundaries thereof, including but not limited to title company charges, title insurance premiums, survey costs, publication costs, and other charges incident thereto, all whether or not a suit or proceeding is instituted. Borrower agrees to and shall pay, immediately and without demand, all sums so expended by Lender or Trustee, together with interest from the date of expenditure, at the highest legal interest rate then payable under the Loan Documents, all of which sums plus interest shall constitute additional Secured Obligations secured by this Deed of Trust

         6.4 REMEDIES NOT EXCLUSIVE. Trustee and/or Lender shall be entitled to enforce the payment and performance of any Secured Obligations and to exercise any and all rights, powers, and remedies under this Deed of Trust, any other Loan Document, or any Related Loan Document, notwithstanding the fact that some or all of the Secured Obligations may now or hereafter be otherwise secured. Trustee and/or Lender shall be entitled to enforce all such rights concurrently or separately, in such order and manner as they or either of them may in their absolute discretion determine. No remedy is intended to be exclusive of any other remedy, but each shall be cumulative and in addition to the others, to the fullest extent permitted by law.

         6.5 MISCELLANEOUS.

                  6.5.1 Lender may release, regardless of consideration, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Deed of Trust or the other Loan Documents or affecting the obligations of Borrower or any other party to pay and perform the Secured Obligations. For payment of the Secured Obligations, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect. No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

                  6.5.2 Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) notices of any Event of Default or of the exercise of any right, remedy, or recourse not explicitly required under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

         6.6 WAIVER OF DEFICIENCY STATUTE.

                  6.6.1 In the event an interest in any of the Collateral is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the other Loan Documents and the amount for which the Collateral was sold pursuant to judicial or nonjudicial foreclosure sale, and to seek a deficiency judgment from Borrower for the remainder of the Secured

Obligations not repaid to Lender from the proceeds of the Collateral sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code that may otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or any guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Collateral as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Collateral for purposes of calculating deficiencies owed by Borrower and others against whom recovery of a deficiency is sought.

                  6.6.2 Alternatively, in the event the waiver provided for above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Collateral as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Collateral shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Collateral will be repaired or improved in any manner before a resale of the Collateral after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Collateral for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Collateral, including, without limitation, brokerage commissions, title insurance, a survey of the Collateral, tax prorations, attorneys' fees, and marketing costs; (iv) the gross fair market value of the Collateral shall be further discounted to account for any estimated holding costs associated with maintaining the Collateral pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in clause (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Collateral must be given by persons having at least five (5) years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of the Collateral taking into consideration the factors set forth above.

                                   ARTICLE 7.
                                   ASSIGNMENT

         7.1 NO ASSIGNMENT OR ENCUMBRANCE WITHOUT LENDER'S CONSENT. Borrower acknowledges and agrees that the Secured Obligations are personal to Borrower and that the identity of Borrower and their employees, the relationship between Borrower and Lender, and the creditworthiness, business expertise, financial condition, and continued control of the Collateral of Borrower were material inducements upon which Lender relied in arranging the Secured Obligations. Accordingly, neither

Borrower shall, without Lender's prior written consent or as otherwise expressly permitted under this Deed of Trust or the Loan Agreement: (i) sell, convey, assign, encumber, or otherwise transfer any of its right, title, or interest in and to the Collateral or any other Project asset, whether such transfer or encumbrance is voluntary or by operation of law, other than as specifically permitted under the Loan Documents, (ii) sell, assign, or transfer its interest as borrower under the Secured Obligations, or (iii) transfer any stock or other ownership interest that would cause a material change in the control of Borrower. Any attempted assignment without such prior written consent shall be null and void, and of no effect, and shall also constitute, at Lender's option, an Event of Default by Borrower under this Deed of Trust and each of the other Loan Documents.

         7.2 CONDITIONS TO APPROVAL OF ASSIGNMENT. As a condition of approving any assignment, Lender may impose such requirements and conditions as it determines are appropriate in its sole discretion, including but not limited to the requirement that Borrower and the assuming party pay, in advance, any and all reasonable costs and expenses, including reasonable attorney's and accountant's fees, incurred by the Lender in connection therewith. No approval of any assignment shall cause a release of Borrower from any liability under the Loan Documents without Lender's prior written consent, which consent may be withheld in Lender's sole discretion.

         7.3 LOAN DUE UPON PROHIBITED TRANSFER OR ENCUMBRANCE. Upon any transfer, assignment, or encumbrance, as described in Section 7.1 for which Lender's written approval is required but has not been obtained, the entire outstanding balance owing under the Note, including principal, accrued interest, and any other amounts owing under the Loan Documents shall become due and payable at Lender's option, without any requirement for notice or demand, and Lender may pursue any remedies granted to it under this Deed of Trust or any of the other Loan Documents.

         7.4 ASSIGNMENT AND PARTICIPATION BY LENDER. Lender shall have the right, at any time and from time to time and upon notice to Borrower, to assign or sell the Secured Obligations, and/or any one or more participations in the Secured Obligations, or to include such obligations in a securitized pool of indebtedness, accompanied by an assignment and/or delegation of any or all related rights or obligations of Lender under the Loan Documents, without the need for any form of consent from Borrower.

                                   ARTICLE 8.
                            MISCELLANEOUS PROVISIONS

         8.1 ADDITIONAL PROVISIONS. The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Lender and contain further agreements and affirmative and negative covenants by Borrower that apply to this Deed of Trust and to the Collateral.

         8.2 LIMITATION ON INTEREST AND CHARGES. Borrower agrees to an effective rate of interest that is the rate provided for in the Note, plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with the Secured Obligations. The interest, fees and charges under the Loan Documents shall not exceed the maximum amounts permitted by any applicable law. If any such interest, fee or charge exceeds the maximum, the interest, fee or charge shall be reduced by the excess and any excess amounts already collected from Borrower shall be refunded. Lender may refund such excess either by treating the excess as a prepayment of principal under the Note or by making a direct payment to Borrower. The provisions of this paragraph shall control over any inconsistent provision in the Loan Documents.

         8.3 PERMITTED CONTESTS. Borrower may contest or object in good faith to the amount or validity of any tax, assessment, claim, demand, levy, lien, encumbrance, charge or notice of noncompliance asserted by a third party (collectively, a "Claim"), but only in accordance with the following conditions:
(i) Borrower shall first give written notice to Lender and deposit with Lender a bond or other security satisfactory to Lender in such amount as Lender shall reasonably require, up to 150% of the amount of the Claim or other sum in controversy, and shall have demonstrated to Lender's reasonable satisfaction that no portion of the Collateral will be sold to satisfy the Claim prior to final resolution; (ii) Borrower shall promptly and diligently proceed to cause the Claim to be settled and discharged in a manner not prejudicial to Lender or its rights hereunder; (iii) if Borrower shall fail to proceed diligently to discharge the Claim, then, in addition to any other right or remedy of Lender, Lender may, but shall not be obligated to, discharge the same, by paying the amount claimed to be due, or by depositing in court a bond or the amount claimed or otherwise giving security for such Claim, or in such manner as is or may be prescribed by law, at Borrower's expense; (iv) Lender may employ an attorney or attorneys to protect its rights hereunder, and in such event, Borrower shall pay Lender the attorneys' fees and expenses incurred by Lender, whether or not an action is actually commenced against Borrower by reason of any default hereunder; and (v) Borrower shall have provided such good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any legal proceedings then pending in connection with the Claim.

         8.4 COOPERATION. Borrower shall, upon request, cooperate with Lender or Trustee to correct any defect, error or omission that may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge, and deliver such further instruments and take such further actions as may be reasonably requested by Lender or Trustee to carry out more effectively the purposes of this Deed of Trust.

         8.5 OBLIGATIONS OF BORROWER, JOINT AND SEVERAL. If more than one person has executed this Deed of Trust as Borrower, the obligations of all such persons hereunder shall be joint and several.

         8.6 SEVERABILITY. If any term of this Deed of Trust, or the application thereof to any person or circumstances, shall, to any extent, be invalid, void or unenforceable, the remainder of this Deed of Trust, or the application of such term to persons or circumstances other than those as to which it is invalid, void or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law. If the lien of this Deed of Trust is invalid, void or unenforceable as to any part of the Secured Obligations, or if the lien is invalid, void or unenforceable as to any part of the Collateral, the unsecured or partially secured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of such Secured Obligations, and all payments made on such Secured Obligations shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness that is not secured or fully secured by the lien of this Deed of Trust.

         8.7 NO WAIVER OR CURE. No waiver or delay or omission in the exercise or enforcement by Lender of any of its rights or remedies hereunder or under any of the other Loan Documents shall be considered a waiver of any subsequent application of, or right to enforce, such right or remedy, or of the right to enforce any other right or remedy of Lender in another instance. Furthermore, no waiver of Lender's rights or remedies in one or more instances shall establish a course of dealing or other agreement that will bind Lender or prohibit Lender from enforcing the terms of this Deed of Trust or any other Loan Document in another instance.

         8.8 ADDITIONAL SECURITY. If Lender at any time holds additional security for any of the Secured Obligations, all such security shall be taken, considered, and held as cumulative, and Lender may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently with the exercise of any of its rights or remedies hereunder or after a sale is made hereunder. The taking of additional security, the execution of partial releases of the security, or any extension of the time of payment of the Secured Obligations shall not diminish the force, effect, or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety, or endorser for the payment of any such indebtedness.

         8.9 IMPOSITION OF TAX. For purposes of this Section,  "Tax" shall mean:
(a) a specific tax on deeds of trust or on all or any part of the indebtedness secured by a deed of trust; or (b) a specific tax on the owner of the Collateral covered by a deed of trust which the taxpayer is authorized or required to deduct from payments on the deed of trust; or (c) a tax on property covered by a deed of trust chargeable against a beneficiary or trustee under the deed of trust or the holder of the note secured by the deed of trust; or (d) a specific tax (other than an income tax or a gross receipts tax) on all or any portion of the obligations secured hereby or on payments of principal and interest made by a grantor under a deed of trust. If any Tax is enacted subsequent to the date of this Deed of Trust, enactment of the Tax shall constitute an Event of Default, and Lender may exercise any or all of the remedies available to it upon the occurrence of any Event of Default, unless the following conditions are met: (i) Borrower may lawfully pay the Tax without causing any resulting economic disadvantage or increase of tax to Lender or

Trustee; and (ii) Borrower pays the Tax (including any tax on the payment made) within thirty (30) days after notice from Lender that the tax law has been enacted.

         8.10 NO OFFSET. Borrower's obligation to timely pay and perform all obligations under the Note, this Deed of Trust, and the other Loan Documents shall be absolute and unconditional and shall not be affected by any event or circumstance; including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or any other right that Borrower or any guarantor may have or claim against Lender or any other person or entity. The foregoing shall not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Lender or any other person or entity; provided that Borrower shall maintain a separate action thereon.

         8.11 ACCOMMODATIONS TO SUCCESSORS. The liability of the original Borrower shall not be released or changed if Lender grants any successor in interest to Borrower any extension of time for payment, or modification of the terms of payment, of any Secured Obligation. Lender shall not be required to comply with any demand by the original Borrower that Lender refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

         8.12 AMENDMENTS. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

         8.13 SUCCESSORS IN INTEREST. Subject to the limitations on transfer contained in the Loan Documents, the terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, legatees, devisees, administrators, executors, successors and assigns of the parties hereto.

         8.14 MODIFICATION AND EXTENSIONS. References to the Note, the Loan Agreement, the Loan Documents and the Related Loan Documents in this document shall be deemed to include all modifications, extensions, and renewals thereof.

         8.15 APPLICABLE LAW. THE PROVISIONS OF THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO THE CHOICE OF LAW RULES OF TEXAS AND EXCEPT TO THE EXTENT THAT FEDERAL LAWS PREEMPT THE LAWS OF TEXAS.

         8.16 JURISDICTION AND VENUE. Each Borrower agrees that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the City of Dallas, Texas. Each Borrower hereby waives any right he or it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Paragraph 15 and stipulates that the state and federal courts located in the City of Dallas, Texas shall have in personam jurisdiction and venue over each Borrower for the purpose of litigating any such dispute, controversy or proceeding arising out of or related to this Note. To the extent permitted by law, service of process sufficient for personal jurisdiction in any action against each Borrower may be made by registered or certified mail, return receipt requested, to the addresses indicated in the Loan Agreement. Nothing herein shall limit the right of Lender to maintain a legal proceeding in the state of Texas if it shall so elect.

         8.17 MERGER. No merger shall occur as a result of Lender's acquiring any other estate in or any other lien on the Collateral unless Lender consents to a merger in writing.

         8.18 NOTICE. All notices required or permitted under the Loan Documents shall be in writing, effective upon delivery, and shall be: (i) delivered in person, (ii) sent by recognized courier or overnight delivery service, or (iii) sent by certified mail, postage prepaid, with return receipt requested, (such mailing to be deemed received on the sooner of actual receipt or three (3) days after mailing) to the appropriate party at its address set forth above. Any party may designate in writing different mailing addresses or persons to which or to whom such notices or demands are thereafter to be addressed, but such change of address or change of party to be addressed notices shall be effective only upon actual receipt.

         8.19 WAIVER OF MARSHALING. Borrower waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require upon foreclosure sales of assets in a particular order. Each successor and assign of Borrower, including any holder of a lien subordinate to this Deed of Trust, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

         8.20 ENTIRE AGREEMENT. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         8.21 NOTICE OF INDEMNIFICATION. BORROWER ACKNOWLEDGES THAT THIS DEED OF TRUST PROVIDES FOR INDEMNIFICATION OF LENDER BY BORROWER PURSUANT TO SECTIONS
4.6 and 5.11.3. WITHOUT LIMITATION, THE INDEMNITIES CONTAINED IN SAID SECTIONS SHALL APPLY TO LENDER WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF LENDER. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO LENDER TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER.

         IN WITNESS WHEREOF, Borrower has executed this Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing as the Grantor/Trustor hereunder, and as a Debtor under the Uniform Commercial Code, as of the date set forth above.

Grantor/Borrower:


                                            /s/ Mark Potter
                                            -------------------------------
                                            Mark Potter, individually

STATE OF TEXAS                        ss.
                                      ss.
COUNTY OF MONTGOMERY                  ss.

         This instrument was acknowledged before me on April 4, 2006 by Mark Potter, an individual.

(Seal)
                                                   /s/ Stephen W. McClain
                                                   -----------------------------
                                                   Notary Public, State of Texas



My Commission Expires: September 11, 2009

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


         BEING 9.000 ACRES OF LAND IN THE W.S. ALLEN SURVEY, A-2, MONTGOMERY COUNTY, TEXAS, SAID 9.000 ACRES BEING OUT OF A CERTAIN 82.10 ACRE TRACT OF LAND DEED OF WHICH IS RECORDED IN VOLUME 524, PAGE 263, MONTGOMERY COUNTY DEED RECORDS, SAID
         9.000 ACRES BEING DESCRIBED MORE PARITCULARY AS FOLLOWS:

         BEGINNING at a 1" galvanized iron pipe found for the Southwest corner of the said 82.10 acre tract, the Northwest corner of the First Christian Church
5.7225 acre tract of land deed of which is recorded under County Clerk's File Number 8421004, Montgomery County Real Property Records, same being the Southwest corner of the herein described tract, and being 0.60 feet East of the East line of McDade Estates, Section 1, a Subdivision, map of which is recorded in Cabinet A, Sheet 12, Montgomery County Map Records;

         THENCE N. 16(degree) 06' 00" W., along the West line of the said 82.10 acre tract, generally 0.60 feet East of the East line of said McDade Estates for a distance of 803.59 feet to a 1/2" iron rod set for the Northwest corner of the herein described tract;

         THENCE S. 74(degree) 20' 15E E., leaving the West line of the 82.10 acre tract, across the 82.10 acre tract for a distance of 851.68 feet to a 1/2" iron rod set for the Northeast corner of the herein described tract, in the West line of State Highway Loop 336, (varying width right of way Vol. 1045, Pg. 385, M.C.D.R.);

         THENCE S. 08(degree) 57' 38" W., along the West line of said Loop 336 for a distance of 400.00 feet to a 4" x 4" TXDOT concrete monument found for the Southeast corner of the herein described tract, in the South line of the 82.10 acre tract, the North line of the said Church tract, from whence a 5/8" iron rod found inside a 1" iron pipe for the Southeast corner of the 82.10 acre tract bears N. 74(degree) 37' 54" E., 735.81 feet, a 4" x 4" TXDOT concrete monument found for the Northeast corner of the Church tract bears N. 74(degree) 37' 54" E., 5.55 feet;

         THENCE S. 74(degree) 37' 54" W., leaving the West line of Loop 336, along the South line of the 82.10 acre tract, the North line of the Church tract for a distance of 554.75 feet to the POINT OF BEGINNING and containing in all
9.000 acres of land.